Exhibit 10.1

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-61782 of Mountain Bank Holding Company on Form S-8 of our report, dated January 10, 2003, appearing in this Annual Report on Form 10-KSB of Mountain Bank Holding Company for the year ended December 31, 2002.

/s/ McGladrey & Pullen, LLP
Tacoma, Washington February 21, 2003